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                                                                    EXHIBIT 23.2

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 24, 2000, in the Registration Statement on Form S-1 and related Prospectus of BioNumerik Pharmaceuticals, Inc. for the registration of shares of its common stock.

                                            /s/  ERNST & YOUNG LLP

San Antonio, Texas
February 27, 2001